                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_] Confidential, for Use of the
[_] Preliminary Proxy Statement               Commission Only (as Permitted by
                                              Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                             MAC-GRAY CORPORATION
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

  (4)  Proposed maximum aggregate value of transaction:

  (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

                             MAC-GRAY CORPORATION
                                22 WATER STREET
                        CAMBRIDGE, MASSACHUSETTS 02141

                                                                 April 15, 1998

Dear Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders of Mac-Gray Corporation (the "Company") to be held on Tuesday, June 2, 1998 at 9:00 a.m., local time, at the Goodwin, Procter & Hoar llp Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109 (the "Annual Meeting").

  The Annual Meeting has been called for the purpose of (i) electing two Directors, each to hold office until the annual meeting of stockholders to be held in 2001, and (ii) voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

  After the formal portion of the Annual Meeting, there will be an informal session for the purpose of presenting a brief report on the Company and responding to your questions.

  The Board of Directors has fixed the close of business on April 10, 1998 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

  The Board of Directors of the Company recommends that you vote "FOR" the election of the two nominees of the Board of Directors of the Company.

  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                          Very truly yours,

                                          Stewart Gray MacDonald
                                          Chairman of the Board and
                                          Chief Executive Officer

                             MAC-GRAY CORPORATION
                                22 WATER STREET
                        CAMBRIDGE, MASSACHUSETTS 02141
                                (617) 492-4040

                               ----------------

                 NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON TUESDAY, JUNE 2, 1998

                               ----------------

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Mac-Gray Corporation (the "Company") will be held on Tuesday, June 2, 1998 at 9:00 a.m., local time, at the Goodwin, Procter & Hoar llp Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109 (together with adjournments or postponements thereof, the "Annual Meeting") for the purpose of considering and voting upon:

  1. The election of two Directors, each to hold office until the annual meeting of stockholders to be held in 2001 and until their successors are duly elected and qualified; and

  2. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

  The Board of Directors has fixed the close of business on April 10, 1998 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

  In the event there are not sufficient votes with respect to the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                                          By Order of the Board of Directors

                                          Patrick A. Flanagan
                                          Secretary

Cambridge, Massachusetts
April 15, 1998

  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                             MAC-GRAY CORPORATION
                                22 WATER STREET
                        CAMBRIDGE, MASSACHUSETTS 02141
                                (617) 492-4040

                               ----------------

                                PROXY STATEMENT

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON TUESDAY, JUNE 2, 1998

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mac-Gray Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, June 2, 1998 at 9:00 a.m., local time, at the Goodwin, Procter & Hoar llp Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109, (together with any adjournments or postponements thereof, the "Annual Meeting").

  At the Annual Meeting, all of the stockholders of the Company will be asked to consider and vote upon the following matters:

    1. The election of two Directors, each to hold office until the annual meeting of stockholders to be held in 2001 and until their successors are elected and qualified; and

    2. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

  The Notice of the Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about April 15, 1998 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on April 10, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only holders of Common Stock of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 13,174,118 shares of the Company's Common Stock outstanding and entitled to vote at the Annual Meeting and 87 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record for each matter properly submitted at the Annual Meeting. Unless otherwise indicated, references to the Company in this Proxy Statement include its various subsidiaries.

  The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a Director of the Company. Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. With respect to the election of Directors, votes may only be cast in favor of or withheld from each nominee; abstentions, broker non-votes or votes that are otherwise withheld will be excluded entirely from the vote and will have no effect.

  STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. SHARES OF COMMON STOCK REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN. IF INSTRUCTIONS ARE NOT GIVEN THEREIN, PROPERLY EXECUTED PROXIES WILL BE

VOTED "FOR" THE ELECTION OF THE TWO NOMINEES FOR DIRECTOR LISTED IN THIS PROXY STATEMENT. IT IS NOT ANTICIPATED THAT ANY OTHER MATTERS WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

  Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person.

  The Annual Report of the Company for the fiscal year ended December 31, 1997 (the "Annual Report") is being mailed to stockholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.

                               PROPOSAL NUMBER 1

                             ELECTION OF DIRECTORS

NOMINEES

  The Board of Directors of the Company consists of six members and is divided into three classes, with two directors in Class I, two directors in Class II and two directors in Class III. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting.

  At the Annual Meeting, two Class I Directors will be elected to serve until the 2001 annual meeting of stockholders and until their successors are duly elected and qualified. The Board of Directors has nominated Patrick A. Flanagan and John P. Leydon for re-election as Class I Directors. Certain information with respect to the persons nominated by the Board of Directors for election as Directors is shown below under "Information Regarding Directors." Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as Directors of each of the nominees. Each of the nominees has agreed to stand for re-election and to serve if re-elected as a Director. If any of the persons nominated by the Board of Directors fails to stand for re-election or is unable to accept re-election, however, proxies not marked to the contrary will be voted in favor of the election of such other person as the Board of Directors may recommend.

VOTE REQUIRED FOR APPROVAL

  A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a Director of the Company.

  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE TWO NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS OF THE COMPANY.

                        INFORMATION REGARDING DIRECTORS

MEETINGS OF BOARD OF DIRECTORS AND COMMITTEES

  During the fiscal year ended December 31, 1997 ("Fiscal 1997"), the Board of Directors of the Company held seven meetings. Each Director who was a Director during Fiscal 1997 attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and meetings held by all committees of the Board of Directors on which such Director served, with the exception of Eugene B. Doggett, who missed one meeting.

  The Board of Directors has established an Audit Committee (the "Audit Committee") and a Compensation Committee (the "Compensation Committee"). The Audit Committee, which consists of John P. Leydon and Jerry A. Schiller, held one meeting during Fiscal 1997. The Audit Committee recommends to the Board of Directors the firm to be appointed as independent accountants to audit financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's year-end operating results, considers the adequacy of the internal accounting procedures and considers the effect of such procedures on the accountants' independence.

  The Compensation Committee, which consists of Stewart Gray MacDonald, Mr. Leydon and Mr. Schiller, held three meetings during Fiscal 1997. The Compensation Committee reviews and recommends to the Board of Directors the compensation arrangements for all directors and officers other than Mr. MacDonald, whose compensation arrangements are reviewed and recommended by Messrs. Leydon and Schiller, approves such arrangements for other senior level employees and administers and takes such other action as may be required in connection with certain compensation and incentive plans of the Company. The Compensation Committee also determines the number of options to be granted or shares of the Company's Common Stock to be issued to eligible persons under the Company's 1997 Stock Option and Incentive Plan (the "1997 Stock Plan") and prescribes the terms and provisions of each grant made under the 1997 Stock Plan other than with respect to the eligibility of Mr. MacDonald, as to whom the full Board of Directors makes such determinations. In addition, the Compensation Committee interprets the 1997 Stock Plan and grants thereunder, and establishes, amends and revokes rules and regulations for administration of the 1997 Stock Plan.

  The Board of Directors does not have a nominating committee.

COMPENSATION OF DIRECTORS

  Directors who are also employees of the Company do not receive compensation for their services on the Board of Directors or any committee thereof. Each Director who is not an employee of the Company (an "Independent Director") receives an annual fee of $12,000 and an additional fee of $500 per meeting of the Board of Directors. In addition, upon consummation of the Company's initial public offering (the "IPO"), each Independent Director was granted an option to purchase 1,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Company's Common Stock on the date of the grant. Under the 1997 Stock Plan, each newly elected Independent Director is also entitled to receive an initial grant of an option to purchase 1,000 shares of the Company's Common Stock upon his or her election to the Board of Directors, and each Independent Director who is serving as a Director on the fifth business day after each annual meeting of stockholders, beginning with the Annual Meeting, will automatically be granted an option to purchase 1,000 shares of the Company's Common Stock. All options granted to Independent Directors under the 1997 Stock Plan are exercisable upon grant at an exercise price equal to the fair market value of the Company's Common Stock on the date of the grant and shall terminate upon the tenth anniversary of the date of grant.

  All Directors are reimbursed for travel expenses incurred in attending meetings of the Board of Directors and its committees.

  Set forth below is certain information regarding the Directors of the Company, including the two Class I Directors who have been nominated for re-election at the Annual Meeting, based on information furnished by them to the Company.

                                                                        DIRECTOR
     NAME                                                           AGE  SINCE
     ----                                                           --- --------
     CLASS I
     Patrick A. Flanagan*..........................................  45   1992
     John P. Leydon*...............................................  65   1997
     CLASS II
     Jeffrey C. Huenink............................................  41   1997
     Jerry A. Schiller.............................................  65   1997
     CLASS III
     Stewart Gray MacDonald........................................  48   1983
     Eugene B. Doggett.............................................  61   1997

--------
*Nominee for election.

  STEWART GRAY MACDONALD serves as Chairman of the Board and Chief Executive Officer and has served as a Director of the Company since 1983. Mr. MacDonald served the Company in various executive capacities from 1989 until his election as Chairman of the Board in 1992. Mr. MacDonald, the son of the Company's co-founder and first President, is the fourth member of the Company's founding families to lead the organization. Mr. MacDonald, a three time member of the U.S. Olympic Rowing Team and a former coach with the U.S. National Rowing Team, also had an academic career for fifteen years. He received his B.A. from the University of Wisconsin.

  EUGENE B. DOGGETT has been a Director of the Company since October 1997. Mr. Doggett is an Executive Vice President and Director of Iron Mountain Incorporated ("Iron Mountain"), a publicly traded records management company. From 1987 until June 1997, Mr. Doggett was also Chief Financial Officer of Iron Mountain. Prior to joining Iron Mountain, Mr. Doggett had extensive experience in commercial and investment banking, as well as financial and general management experience at senior levels. He holds a B.A. from Yale University and an M.B.A. from Harvard Business School.

  PATRICK A. FLANAGAN has served as a Director of the Company since 1992 and has served as Executive Vice President, Mergers and Acquisitions of the Company since April 1996. From January 1993 through April 1996, Mr. Flanagan was a partner with American Capital Strategies, an investment bank specializing in mergers and acquisitions. From 1990 to January 1993, Mr. Flanagan was a partner in Fidelis Group, an investment bank. From 1983 to 1990, Mr. Flanagan was an investment banker in the Corporate Finance Department at Drexel Burnham Lambert where he was a First Vice President. Mr. Flanagan serves as a director of Cains Foods, Inc. and National Forge Corporation. Mr. Flanagan holds a B.S. from Purdue University and received his M.B.A. from Harvard Business School.

  JEFFREY C. HUENINK has been a Director of the Company since April 1997. Mr. Huenink was the President and owner of Sun Services of America, Inc. from 1986 until its acquisition by the Company in April 1997. Mr. Huenink was a member of the Florida House of Representatives from 1988 until 1992. Mr. Huenink received his B.S. in Business Administration from the University of South Florida.

  JOHN P. LEYDON has been a Director of the Company since April 1997. Mr. Leydon has been the Chief Financial Officer of Pacific Packaging Products, Inc. since December 1996. From 1983 to 1996, Mr. Leydon was a partner at Leydon & Gallagher, a certified public accounting firm. Mr. Leydon received his B.S. in Business Administration from Boston College, his M.B.A. from Babson College and his M.S. in Taxation from Bentley College.

  JERRY A. SCHILLER has been a Director of the Company since April 1997. Mr. Schiller has been a private investor and consultant since 1993. In October 1993, Mr. Schiller retired after 31 years of service with The Maytag Corporation. From 1985 until his retirement, Mr. Schiller served as the Executive Vice President and Chief Financial Officer, as well as a Director, of The Maytag Corporation. From 1962 until 1985, Mr. Schiller held various executive positions with The Maytag Corporation. Mr. Schiller received his B.S. in Business Administration and Accounting from Augustana College.

  There are no family relationships among any of the Directors and executive officers of the Company except that Eugene B. Doggett is the uncle of Cynthia
V. Doggett, Stewart Gray MacDonald's wife.

                   INFORMATION REGARDING EXECUTIVE OFFICERS

  The names and ages of all executive officers of the Company and the principal occupation and business experience during at least the last five years for each are set forth below.

              NAME            AGE                POSITION
              ----            ---                --------
   Stewart Gray MacDonald....  48 Chairman and Chief Executive Officer
                                  Executive Vice President, Sales and
   Neil F. MacLellan, III....  38 Marketing
   John S. Olbrych...........  42 Chief Financial Officer and Treasurer
   Patrick A. Flanagan.......  45 Executive Vice President, Mergers and
                                   Acquisitions and Secretary

  The biographies of Messrs. MacDonald and Flanagan are set forth above.

  NEIL F. MACLELLAN, III has been with the Company since 1985 and has served as Executive Vice President, Sales and Marketing since December 1995. From January 1991 through December 1995, Mr. MacLellan served as the Company's Director of Finance and Administration and from March 1985 through January 1991, Mr. MacLellan served as Controller of the Company. Mr. MacLellan received his B.S. in Accounting from Bentley College.

  JOHN S. OLBRYCH has served as Chief Financial Officer of the Company since April 1996 and served as a Director of the Company from November 1993 until May 1997. From 1991 through 1996, Mr. Olbrych was an independent business consultant. In this role he served as interim Chief Financial Officer of AirTran Corporation, Airways Corporation, Carus Corporation, Carus Publishing Company and Daisytek International. He remains on the board of directors of both Carus Corporation and Carus Publishing Company. From 1986 through 1991, Mr. Olbrych served as a Vice President of State Street Bank. Mr. Olbrych received his B.A. from Dartmouth College and his M.B.A. from The Amos Tuck School at Dartmouth College.

  Each of the executive officers holds his respective office until the regular annual meeting of the Board of Directors following the annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal.

                            EXECUTIVE COMPENSATION

  The following sections of this Proxy Statement set forth and discuss the compensation paid or awarded during the last two fiscal years to the Company's Chief Executive Officer and the other executive officers named in tables below (the "Named Executive Officers"). Other than the Named Executive Officers, no other officer of the Company who held office as of December 31, 1997 met the definition of "highly compensated" within the meaning of the Security and Exchange Commission's executive compensation disclosure rules for this period. Information with respect to other persons is not required to be disclosed under the rules and regulations of the Securities and Exchange Commission.

SUMMARY COMPENSATION TABLE

  The following table shows for each of the last two fiscal years compensation paid by the Company to the Chief Executive Officer and the Named Executive Officers.

                                                       LONG-TERM
                                                      COMPENSATION
                                                         AWARDS
                                                      ------------
                              ANNUAL COMPENSATION      SECURITIES   ALL OTHER
   NAME AND PRINCIPAL      --------------------------  UNDERLYING  COMPENSATION
   POSITION                YEAR SALARY($) BONUS($)(1)  OPTIONS(#)     ($)(2)
   ------------------      ---- --------- ----------- ------------ ------------
Stewart Gray MacDonald.... 1997  176,596     30,000      14,870        5,349
 Chairman and Chief        1996  131,976     98,380     148,700        2,245
  Executive Officer
Neil F. MacLellan, III.... 1997  158,846     25,000       8,180       15,971
 Executive Vice President, 1996   85,000    115,188      81,800        8,624
  Sales and Marketing
John S. Olbrych(3)........ 1997  187,500     25,000       8,180        6,634
 Chief Financial Officer   1996   88,411     70,000      81,800          --
  and Treasurer
Patrick A. Flanagan(4).... 1997  160,144     20,000       7,435          --
 Executive Vice President, 1996   97,500     89,133      74,350          --
  Mergers and Acquisitions
  and Secretary

--------
(1) Executive officers are eligible for annual cash bonuses. Such bonuses are based upon achievement of individual or corporate performance objectives determined by the Board of Directors.

(2) Includes contributions made on the executive's behalf to the Company's profit sharing plan and, in the case of Mr. MacLellan, premiums paid by the Company for life insurance benefitting such executive's spouse.

(3) Mr. Olbrych was appointed the Company's Chief Financial Officer in April
    1996.

(4) Mr. Flanagan was appointed Executive Vice President, Mergers and Acquisitions in April 1996.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

  The following table sets forth information concerning the number and value of unexercised options to purchase shares of the Company's Common Stock held by the Chief Executive Officer and each of the Named Executive Officers who held such options at December 31, 1997. None of the Chief Executive Officer or the Named Executive Officers exercised any stock options during Fiscal 1997.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                               NUMBER OF SECURITIES
                              UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                                    OPTIONS AT          IN-THE-MONEY OPTIONS AT
                                 DECEMBER 31, 1997         DECEMBER 31, 1997(1)
                             ------------------------- -------------------------
    NAME                     EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
    ----                     ----------- ------------- ----------- -------------
Stewart Gray MacDonald......   29,740       133,830     $202,975     $906,698
Neil F. MacLellan, III......   16,360        73,620      111,657      498,776
John S. Olbrych.............   16,360        73,620      111,657      498,776
Patrick A. Flanagan.........   14,870        66,915      101,488      453,349

--------
(1) These values have been calculated based upon the closing sale price of the Company's Common Stock, as reported by the NYSE, on December 31, 1997 ($15.625) less the applicable exercise price.

OPTION GRANTS IN LAST FISCAL YEAR

  The following table sets forth the options granted in Fiscal 1997 to the Chief Executive Officer and each of the Named Executive Officers.

                                                                                 POTENTIAL
                                                                                 REALIZABLE
                                                                                  VALUE AT
                                                                               ASSUMED ANNUAL
                                           INDIVIDUAL GRANTS                   RATES OF SHARE
                          ----------------------------------------------------     PRICE
                            NUMBER OF                                           APPRECIATION
                              SHARES     PERCENT OF TOTAL EXERCISE               FOR OPTION
                            UNDERLYING   OPTIONS GRANTED   OR BASE                TERM(3)
                             OPTIONS     TO EMPLOYEES IN    PRICE   EXPIRATION --------------
NAME                      GRANTED (#)(1)   FISCAL YEAR    ($/SH)(2)    DATE    5%($)  10%($)
----                      -------------- ---------------- --------- ---------- ------ -------
Stewart Gray MacDonald..      14,870           16.6%        $9.25    8/14/07   86,503 219,215
Neil F. MacLellan, III..       8,180            9.1%        $9.25    8/14/07   47,585 120,591
John S. Olbrych.........       8,180            9.1%        $9.25    8/14/07   47,585 120,591
Patrick A. Flanagan.....       7,435            8.3%        $9.25    8/14/07   43,251 109,608

--------
(1) Each option agreement with respect to one or more shares of the Company's Common Stock provides that such option will vest and become exercisable with respect to twenty percent (20%) of the shares of the Company's Common Stock to which such option agreement relates on each of August 14, 1998, 1999, 2000, 2001 and 2002.

(2) All options were granted at fair market value as determined by the Board of Directors on the date of grant.

(3) This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full 10-year term of the options. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Commission and do not represent the Company's estimate or projection of future prices of the Company's Common Stock. Actual gains, if any, on stock option exercises will depend on the future performance of the Company's Common Stock, the option holders' continued employment through the option period and the date on which the options are exercised.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

  The Compensation Committee, which consists of Messrs. MacDonald, Leydon, and Schiller, reviews and recommends to the Board of Directors the compensation arrangements for all directors and officers other than Mr. MacDonald, whose compensation arrangements are reviewed and recommended by Messrs. Leydon and Schiller (the "CEO Subcommittee"). The Compensation Committee consults with Mr. MacDonald regarding compensation of other executive officers, and administers and takes such other action as may be required in connection with certain compensation and incentive plans of the Company.

  In addition, the Compensation Committee determines the number of options to be granted or shares of the Company's Common Stock to be issued to eligible persons under the Company's 1997 Stock Plan and prescribes the terms and provisions of each grant made under the 1997 Stock Plan. Determinations with respect to the eligibility of Mr. MacDonald are made by the full Board of Directors. The Compensation Committee interprets the 1997 Stock Plan and grants thereunder, and establishes, amends and revokes rules and regulations for administration of the 1997 Stock Plan.

GENERAL

  The compensation arrangements of the Company reflect the philosophy that the Company and its shareholders are best served by running the business with a long-term perspective, while striving to deliver consistently good annual results. Compensation arrangements are therefore designed to provide competitive financial rewards for successfully meeting the Company's larger strategic as well as annual operating objectives. The Company rewards the creation of sustainable long-term shareholder value. The Compensation Committee recognizes that there are not a significant number of comparable publicly traded companies in the Company's industry segment, and accordingly, did not arrange for an independent analysis of the competitive compensation structures in the industry segment.

COMPENSATION POLICIES FOR EXECUTIVE OFFICERS

  The compensation of the Company's Chief Executive Officer and other executive officers is comprised of annual salary and cash and stock incentives based on annual and long-term performance of the Company.

  Base Salary. The Compensation Committee, in its discretion, determines the annual base salary and base salary adjustments for executive officers. Generally, salary adjustments for executive officers are determined by evaluating:

  .  competitive pay practices

  .  the performance of the Company

  . the performance of the executive officer including any change in the responsibilities assumed by the executive officer.

  The Compensation Committee believes that the base salaries are reasonable when compared with other companies.

  Cash Bonuses. The Company's objectives in awarding cash bonuses to executive officers are based upon individual performances and the Company's achievement of certain internal financial objectives. The objectives may include revenue growth objectives, pre-tax income objectives, and balance sheet strength objectives, although the Compensation Committee did not rely upon any particular performance measurements in 1997. By implementing a compensation structure composed of salary and a performance-related bonus, a significant portion of each executive officer's annual total cash compensation is placed at risk in order to provide an incentive toward sustained high performance. The Compensation Committee considered the compensation that the executive officers received in the form of stock options in determining the appropriate cash bonus for each executive officer.

  Stock Options. Stock option grants are designed to attract and retain employees who can make significant contributions to the Company's success, reward employees for such significant contributions, and give employees a longer-term incentive to increase shareholder value. Because an optionee will benefit only if Mac-Gray's stock price increases over time, options are considered to be an effective means of linking executive pay with the creation of shareholder wealth.

  The size and frequency of stock option grants are determined by the Compensation Committee in its discretion, taking into account the optionee's level of responsibility, their achievement of objectives, the implementation of key strategies, and/or the potential for positively influencing future results. The Compensation Committee may impose specific performance measures on stock option grants. The Compensation Committee also may grant stock options for executive recruitment and retention purposes, in amounts that the Compensation Committee, in its discretion, deems necessary and appropriate.

  To ensure that high levels of performance occur over the long term, stock options granted to executives typically have a life of ten years, vest over five years, and have an exercise price equal to 100% of the fair market value of the Company's Common Stock on the grant date. Any value received by an executive officer from a stock option grant depends entirely on increases in the price of the Company's Common Stock.

  In addition to the executive officers, 29 other officers, managers and employees of the Company had options as of December 31, 1997.

  Since the adoption of the 1997 Stock Plan, the Company's executive officers have all been granted options to acquire shares of the Company's Common Stock. During Fiscal 1997, Messrs. MacDonald, MacLellan, Olbrych and Flanagan received options to purchase 14,870, 8,180, 8,180 and 7,435 shares of Common Stock, respectively.

  Other Compensation. The Company provides executive officers and management with health, retirement and other benefits under plans that are generally available to the Company's employees.

  Compensation of the Chief Executive Officer. Modifications to Mr. MacDonald's compensation arrangements are determined by the CEO Subcommittee, in its discretion, based upon an analysis of his performance during the year and the Company's overall performance. Mr. MacDonald received an annual base salary of $177,000 for Fiscal 1997. Mr. MacDonald currently beneficially owns more than 16% of the Company's outstanding Common Stock. The CEO Subcommittee recognizes that, as one of the Company's principal stockholders, Mr. MacDonald has participated directly in the increase in value of the Company's Common Stock since its initial public offering.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Stewart Gray MacDonald
John P. Leydon
Jerry A. Schiller

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  All executive officer compensation decisions are made by the Compensation Committee. The Compensation Committee reviews and makes recommendations regarding the compensation for management and key employees of Mac-Gray, including salaries and bonuses. The members of the Compensation Committee are Messrs. MacDonald, Leydon and Schiller. Mr. MacDonald, the Chairman and Chief Executive Officer, does not participate in the review and decisions regarding his own compensation. Prior to May 2, 1997, and prior to the creation of the Compensation Committee, Mr. MacDonald, Mr. Olbrych, the Chief Financial Officer, and Mr. Flanagan, the Secretary and an Executive Vice President, participated in deliberations of the Mac-Gray Board concerning executive compensation.

STOCKHOLDER RETURN PERFORMANCE GRAPH

  Set forth below is a line graph comparing the percentage change in the cumulative total stockholder return on the Company's Common Stock from October 17, 1997, the date on which the Company's Common Stock was first publicly traded, through December 31, 1997, based on the market price of the Company's Common Stock and assuming reinvestment of dividends, with the total return of a group of peer issuers and the S&P 500 Index. The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, a composite of the peer issuers and the S&P 500 Index on October 17, 1997. The comparisons in this line graph are historical and are not intended to forecast or be indicative of possible future performance of the Common Stock of the Company.

                       [PERFORMANCE GRAPH APPEARS HERE]

                 TABULAR REPRESENTATION OF DATA POINTS USED IN
                                PRINTED GRAPHIC

                                                        CUMULATIVE TOTAL RETURN
                                                        ------------------------
                                                        OCTOBER 17, DECEMBER 31,
                                                          1997(1)       1997
                                                        ----------- ------------
   Mac-Gray Corporation................................   100.00       112.61
   Peer Issuer Group(2)................................   100.00       102.66
   S&P 500 Index.......................................   100.00       102.78

--------
(1) The beginning measurement point is established by the market close on October 17, 1997, the first day on which the Company's Common Stock was publicly traded.
(2) The Peer Issuer Group (the "Group") consists of Coinmach Laundry Corporation, G&K Services, Inc., Unitog Company, UniFirst Corporation, Angelica Corp., Cintas Corporation, Rollins, Inc. and Iron Mountain Incorporated. The portion of the $100 deemed to be invested in each component issuer of the Group is proportional to its stock market capitalization at the beginning of the measurement period. Because information regarding the number of outstanding common shares of the component issuers on October 17, 1997 was not available, the number of outstanding shares of each issuer as of the date closest to September 30, 1997 as reported in such issuer's quarterly or annual reports was multiplied by the market close of its common stock on October 17, 1997 to arrive at the stock market capitalization used for purposes of apportioning the original investment of $100 among the component issuers.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

  The Company is not a party to any employment agreements with any of its executive officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  In April 1997, the Company consummated the acquisition of Sun Services of America, Inc. ("Sun Services," and such acquisition, "Sun Services Acquisition") whereby it acquired Sun Services via mergers in which it issued an aggregate consideration of approximately $2 million and 612,026 shares of the Company's Common Stock to Jeffrey C. Huenink, who is currently a member of the Board of Directors and a stockholder of the Company. In connection with the Sun Services Acquisition, the Company entered into a non-competition agreement (the "Huenink Non-Competition Agreement") and a Consulting Agreement (the "Consulting Agreement") with Mr. Huenink, the former owner of Sun Services. The Huenink Non-Competition Agreement prohibits Mr. Huenink from conducting business in the Company's principal industry for a period of three years from the later of the date of termination of the Consulting Agreement and the date that Mr. Huenink ceases to be a director of the Company. Pursuant to the terms of the Consulting Agreement, Mr. Huenink is to advise the Company through April 16, 2002 with respect to its acquisition strategy and assist the Company in seeking out acquisition candidates that complement this strategy. The Company has provided Mr. Huenink with incentives to identify acquisition candidates that may be successfully integrated into the Company including a combined fixed rate/bonus compensation package. The fixed rate portion of the compensation package provides Mr. Huenink with an annual consulting payment of $50,000 during each of the first and second years of the Consulting Agreement and $100,000 for each of the third through fifth years. In addition, the bonus portion of the compensation package is computed based upon a percentage (1% during the first and second years and .75% during each of the third through fifth years) of revenues of certain acquired businesses and is guaranteed to be at least $225,000 during each of the first and second years of the Consulting Agreement.

  In connection with the Sun Services Acquisition, the Company entered into a Stockholders' Agreement (the "First Stockholders' Agreement") with Mr. Huenink and certain principal stockholders of the Company pursuant to which (i) Mr. Huenink received demand and "piggy-back" registration rights, (ii) each such stockholder agreed to vote their respective shares in favor of Mr. Huenink's election to the Board of Directors until the earlier to occur of (a) April 17, 1999, and (b) such time as Mr. Huenink ceases to hold five percent of the outstanding shares of the Company's Common Stock which occurred as a result of the acquisition of Intirion Corporation (the "Intirion Acquisition"), (iii) the Company became obligated to repurchase up to 612,026 shares of its Common Stock issued in connection with the Sun Services Acquisition at a purchase price of $12.74 per share in the event the holder or holders of such shares elect to require the Company to repurchase such shares (the "Put Right") and
(iv) the Company received the right to repurchase such shares of its Common Stock (the "Call Right"). The Call Right terminated upon the consummation of the IPO. The Put Right expires on October 22, 2000.

  In connection with the reorganization (the "Mac-Gray Combination") of Mac-Gray Services, Inc., a Delaware corporation that was formerly known as Mac-Gray Co., Inc. ("Mac-Gray Co."), and Mac-Gray, L.P., a Delaware limited partnership (the "Limited Partnership"), the Company (i) acquired all of the shares of common stock, par value $.01 per share, of Mac-Gray Co. from each of Mr. Stewart Gray MacDonald ("Mr. S. MacDonald"), Ms. Sandra E. MacDonald ("Ms.
S. MacDonald"), Mr. Daniel W. MacDonald ("Mr. D. MacDonald," and collectively, the "MacDonalds") and certain trusts under which such individuals are beneficiaries in exchange for an aggregate of 5,000,000 shares of the Company's Common Stock and (ii) acquired all of the limited partner interests in the Limited Partnership from each of the MacDonalds in exchange for an aggregate of 1,367,800 shares of The Company's Common Stock. Immediately after the Mac-Gray Combination, the Company effected the merger of the Limited Partnership with and into Mac-Gray Co., the Limited Partnership's sole general partner. The Company and Mac-Gray Co. have assumed the existing liabilities and indebtedness of the Limited Partnership. Mr. S. MacDonald is Chief Executive Officer and Chairman of the Board of Directors, and each of Mr. S. MacDonald, Ms. S. MacDonald and Mr. D. MacDonald own of record and beneficially greater than five percent of the outstanding shares of the Company's Common Stock.

  Pursuant to a Stockholders' Agreement by and among the Company and certain of its stockholders (the "Second Stockholders' Agreement," and together with the First Stockholders' Agreement, the "Stockholders' Agreements"), (i) each of Mr. S. MacDonald, Ms. S. MacDonald and Mr. D. MacDonald (and any assignees or trusts created by them or under which they are beneficiaries) received "piggy-back" and demand registration rights, (ii) each of the MacDonalds granted to and received rights of first offer to purchase shares of the Company's Common Stock offered for sale by another stockholder who is a party thereto and (iii) the MacDonalds granted to the Company rights of second offer to purchase such shares.

  In 1977, Mac-Gray Co. entered into an arrangement with the Company's co-founder and then Chief Executive Officer that provided his wife, Ms. Evelyn C. MacDonald ("Ms. E. MacDonald"), with an annual payment following his death. The Company, through its subsidiary, Mac-Gray Services, pays Ms. E. MacDonald, the mother of Mr. S. MacDonald, the Company's Chairman and Chief Executive Officer, a fixed amount of $104,000 per year pursuant to this arrangement, which is not evidenced by a comprehensive written agreement, and will continue to make such payments for the remainder of Ms. E. MacDonald's life.

  Immediately following the consummation of the IPO, the Company distributed approximately $9.0 million of the proceeds thereof to its stockholders of record as of a date immediately prior to the consummation of the IPO. This distribution represented a significant portion of the Company's and certain of its predecessor's historical, undistributed earnings through June 30, 1997, which were previously taxed for federal and state income tax purposes directly to the stockholders of the Company.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

  The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of April 10, 1998 by (i) each person known by the Company to own beneficially five percent or more of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, the Chief Executive Officer and each of the executive officers, and (iii) all director and executive officers of the Company as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Company's Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                                                 SHARES
                                              BENEFICIALLY PERCENTAGE OF SHARES
   NAME OF BENEFICIAL OWNER(1)                OWNED(2)(3)   BENEFICIALLY OWNED
   ---------------------------                ------------ --------------------
   Evelyn C. MacDonald(3)(4).................  1,700,000           12.9%
   Stewart Gray MacDonald(3)(4)(5)...........  1,944,340           14.7%
   Sandra E. MacDonald(3)(4)(6)..............  3,209,250           24.4%
   Daniel W. MacDonald(3)(4)(7)..............  2,122,600           16.1%
   Patrick A. Flanagan(3)(4)(8)..............  1,716,370           13.0%
   Peter C. Bennett(3)(4)(9).................  1,700,000           12.9%
   R. Robert Woodburn, Jr.(3)(4)(10).........  1,700,000           12.9%
   Cynthia V. Doggett(3)(11).................  1,435,100           10.9%
   Richard G. MacDonald(3)(12)...............    459,750            3.5%
   Gilbert M. Roddy, Jr.(3)(13)..............    580,000            4.4%
   Jeffrey C. Huenink(14)....................    613,026            4.7%
   Jerry A. Schiller(14).....................      1,000             *
   John P. Leydon(14)........................      2,000             *
   Eugene B. Doggett(14).....................      3,000             *
   Neil F. MacLellan, III(15)................     18,860             *
   John S. Olbrych(15).......................     16,360             *
   All executive officers and directors as a
    group (8 persons)........................  3,748,289           28.3%

--------
*   less than 1%

 (1) Unless otherwise indicated, the mailing address for each stockholder and director is c/o Mac-Gray Corporation, 22 Water Street, Cambridge, MA 02141.

 (2) Beneficial ownership is determined in accordance with the rules of the Commission. In computing the number of shares of the Company's Common Stock beneficially owned by a person, shares of the Company's Common Stock subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days of this Proxy Statement are deemed outstanding. As of April 10, 1998, a total of 13,174,118 shares of the Company's Common Stock were issued and outstanding.

 (3) The Company and certain stockholders of the Company, including The Evelyn
     C. MacDonald Family Trust for the benefit of Stewart G. MacDonald, The Evelyn C. MacDonald Family Trust for the benefit of Sandra E. MacDonald, The Evelyn C. MacDonald Family Trust for the benefit of Daniel W. MacDonald (each of these sub-trusts under The Evelyn C. MacDonald Family Trusts is referred to herein as a "Sub-Trust" and collectively as "Sub-Trusts"), Mr. S. MacDonald, Ms. S. MacDonald, Mr. D. MacDonald, The Stewart G. MacDonald 1984 Trust (the "SGM Trust"), The Daniel W. MacDonald Trust 1988 (the "DWM Trust"), the New Century Trust, The Whitney E. MacDonald GST Trust-1997, The Jonathan S. MacDonald GST Trust-1997, The Robert C. MacDonald GST Trust-1997, The Whitney E. MacDonald Gift Trust, The Jonathan S. MacDonald Gift Trust, The Robert C. MacDonald Gift Trust and Jeffrey C. Huenink are parties to the First Stockholders' Agreement. The First Stockholders' Agreement provides, among other things, that the parties thereto must vote their respective shares, subject to certain conditions contained therein, in favor of Mr. Huenink's election as a director of the Company. In addition, the First Stockholders' Agreement provides Mr. Huenink with certain rights to put his shares of the Company's

    Common Stock to the Company. As a result of the First Stockholders' Agreement, each stockholder may be deemed to beneficially own all of the issued and outstanding shares of the Company's Common Stock owned by the other parties thereto, although such beneficial ownership is not reflected in the table of shares beneficially owned. The Company and each of the Sub Trusts, Mr. S. MacDonald, Ms. S. MacDonald, Mr. D. MacDonald, the SGM Trust, the DWM Trust, the New Century Trust, The Whitney E. MacDonald GST Trust-1997, The Jonathan S. MacDonald GST Trust-1997, The Robert C. MacDonald GST Trust-1997, The Whitney E. MacDonald Gift Trust, The Jonathan S. MacDonald Gift Trust, The Robert C. MacDonald Gift Trust, and Cynthia V. Doggett are parties to the Second Stockholders' Agreement. The Second Stockholders' Agreement gives the parties thereto rights of first offer to purchase shares offered for sale by another stockholder who is a party thereto, as well as providing the Company with rights of second offer to purchase such shares. As a result of the Second Stockholders' Agreement, each of the parties thereto may be deemed to beneficially own all of the issued and outstanding shares of the Company's Common Stock owned by the other parties thereto, although such beneficial ownership is not reflected in the table of shares beneficially owned.

 (4) Includes 1,700,000 shares of the Company's Common Stock held in trust pursuant to The Evelyn C. MacDonald Family Trusts (the "ECM Trust"), the grantor of which is Ms. E. MacDonald. The independent trustees (the "Independent Trustees") of the ECM Trust are Peter C. Bennett
     ("Mr. Bennett"), R. Robert Woodburn, Jr. ("Mr. Woodburn") and Patrick A. Flanagan ("Mr. Flanagan"). In addition, each of Mr. S. MacDonald, Ms. S. MacDonald and Mr. D. MacDonald are trustees of the individual Sub-Trust under the ECM Trust of which such individual is a beneficiary. 566,667 shares of the Company's Common Stock held by the ECM Trust are held in a Sub-Trust for the benefit of Mr. S. MacDonald, 566,667 shares of the Company's Common Stock held by the ECM Trust are held in a Sub-Trust for the benefit of Ms. S. MacDonald, and 566,667 shares of the Company's Common Stock held by the ECM Trust are held in a Sub-Trust for the benefit of Mr. D. MacDonald. The Independent Trustees have voting power over the shares held by the ECM Trust and the Sub-Trusts, and may be deemed to have beneficial ownership of such shares of the Company's Common Stock. Under the ECM Trust, Ms. E. MacDonald has the right to replace the property held by the ECM Trust, including the shares of the Company's Common Stock, at any time by contributing property of equivalent value to the ECM Trust. As a result, Ms. E. MacDonald may be deemed to have beneficial ownership of the shares of Mac- Gray Common Stock held by the ECM Trust. The four trustees of each Sub-Trust (including each of Mr. S. MacDonald, Ms. S. MacDonald and Mr. D. MacDonald as to their own respective Sub-Trust) generally have the shared power to dispose of the shares of the Company's Common Stock attributed to such Sub-Trust and, therefore, may be deemed to have beneficial ownership of the shares of the Company's Common Stock held by such Sub-Trust.

 (5) Includes (i) 655,000 shares of the Company's Common Stock held by the SGM Trust, of which Mr. S. MacDonald serves as co-trustee and is sole beneficiary, (ii) 580,000 shares of the Company's Common Stock held by the New Century Trust, of which Mr. S. MacDonald is the grantor, and
     (iii) 566,667 shares of the Company's Common Stock held by the ECM Trust for the benefit of Mr. S. MacDonald, of which Mr. S. MacDonald serves as co-trustee and is the beneficiary. Mr. S. MacDonald, may replace the shares of the Company's Common Stock held by the New Century Trust at any time with property of equivalent value and therefore may be deemed to beneficially own all such shares of the Company's Common Stock. Mr. S. MacDonald disclaims beneficial ownership of such shares of the Company's Common Stock. Mr. S. MacDonald holds options to purchase up to 163,570 shares of the Company's Common Stock, 29,740 of which are exercisable and included in shares beneficially owned.

 (6) Includes (i) 148,800 shares of the Company's Common Stock held by The Whitney E. MacDonald GST Trust-1997, (ii) 148,800 shares of the Company's Common Stock held by The Jonathan S. MacDonald GST Trust-1997, (iii) 148,800 shares of the Company's Common Stock held by The Robert C. MacDonald GST Trust-1997, (iv) 566,667 shares held by the ECM Trust for the benefit of Ms. S. MacDonald, of which Ms. S. MacDonald serves as co-trustee and is the beneficiary, and (v) 1,100,000 shares of the Company's Common Stock held by the DWM Trust, of which Ms. S. MacDonald serves as co-trustee. Richard G.

    MacDonald ("Mr. R. MacDonald") is the sole trustee of each of the aforementioned trusts (other than the ECM Trust and DWM Trust) and may be deemed to beneficially own all of such shares of the Company's Common Stock. The shares held by each of The Whitney E. MacDonald GST Trust-1997, The Jonathan S. MacDonald GST Trust-1997 and The Robert C. MacDonald GST Trust-1997 (collectively, the "GST Trusts") may be replaced at any time by Ms. S. MacDonald, the grantor of such trusts, with property of equivalent value and, therefore, Ms. S. MacDonald may be deemed to beneficially own all such shares of the Company's Common Stock. Ms. S. MacDonald disclaims beneficial ownership of the shares of the Company's Common Stock held by the GST Trusts and the 1,100,000 shares of the Company's Common Stock held by the DWM Trust.

 (7) Includes (i) 1,100,000 shares of the Company's Common Stock held by the DWM Trust, of which Mr. D. MacDonald is co-trustee and sole beneficiary, and (ii) 566,667 shares of the Company's Common Stock held by the ECM Trust for the benefit of Daniel W. MacDonald, of which Mr. D. MacDonald serves as co-trustee and is the beneficiary.

 (8) Includes 1,700,000 shares of the Company's Common Stock in the aggregate held by the ECM Trust for which Mr. Flanagan serves as co-trustee and shares voting and dispositive power over the shares of the Company's Common Stock. Mr. Flanagan disclaims beneficial ownership of the shares of the Company's Common Stock held by the ECM Trust. Mr. Flanagan holds options to purchase up to 81,785 shares of the Company's Common Stock, 14,870 of which are exercisable and included in shares of the Company's Common Stock beneficially owned.

 (9) Includes 1,700,000 shares of the Company's Common Stock held by the ECM Trust for which Mr. Bennett serves as co-trustee and shares voting and dispositive power over the shares of the Company's Common Stock. Mr. Bennett disclaims beneficial ownership of the shares of the Company's Common Stock held by the ECM Trust. Mr. Bennett's mailing address is c/o State Street Research & Management Company, One Financial Center, 31st Floor, Boston, MA 02110.

(10) Includes 1,700,000 shares of the Company's Common Stock held by the ECM Trust for which Mr. Woodburn serves as co-trustee and shares voting and dispositive power over the shares of the Company's Common Stock. Mr. Woodburn disclaims beneficial ownership of the shares of the Company's Common Stock held by the ECM Trust. Mr. Woodburn's mailing address is c/o Palmer & Dodge, One Beacon Street, Boston, Massachusetts 02108.

(11) Includes (i) 655,000 shares of the Company's Common Stock held by the SGM Trust, of which Ms. Doggett serves as co-trustee, and (ii) 580,000 shares of the Company's Common Stock held by the New Century Trust, of which Ms. Doggett serves as co-trustee. The shares of the Company's Common Stock held in the New Century Trust may be replaced at any time by the grantor, Mr. S. MacDonald, with property of equivalent value. The SGM Trust is revocable by the grantor, Mr. S. MacDonald Ms. Doggett disclaims beneficial ownership of all of shares of the Company's Common Stock held by such trusts.

(12) Includes (i) 148,800 shares of the Company's Common Stock held by The Whitney E. MacDonald GST Trust-1997, (ii) 148,800 shares of the Company's Common Stock held by The Jonathan S. MacDonald GST Trust-1997, (iii) 148,800 of the Company's Common Stock shares held by The Robert C. MacDonald GST Trust-1997, (iv) 4,450 shares of the Company's Common Stock held by The Whitney E. MacDonald Gift Trust, (v) 4,450 shares of the Company's Common Stock held by The Jonathan S. MacDonald Gift Trust, and
     (vi) 4,450 shares of the Company's Common Stock held by The Robert C. MacDonald Gift Trust (together with The Whitney E. MacDonald Gift Trust and The Jonathan S. MacDonald Gift Trust, collectively, the "Gift Trusts"). Mr. R. MacDonald is the sole trustee of each of the aforementioned trusts and may be deemed to beneficially own all such shares of the Company's Common Stock. The 459,750 shares of the Company's Common Stock held by the GST Trusts and the Gift Trusts may be replaced at any time by Ms. S. MacDonald, the grantor, with property of equivalent value, all 459,750 shares of the Company's Common Stock of which Mr. R. MacDonald disclaims beneficial ownership.

(13) Includes 580,000 shares of the Company's Common Stock held by the New Century Trust, of which Mr. Roddy serves as co-trustee. The shares of the Company's Common Stock held by the New Century Trust may be replaced at any time by Mr. S. MacDonald, the grantor, with property of equivalent value, of which all 580,000 shares of the Company's Common Stock Mr. Roddy disclaims beneficial ownership. Mr. Roddy's mailing address is c/o Loring, Wolcott & Coolidge, 230 Congress Street, Boston, Massachusetts 02110.

(14) Each of Messrs. Doggett, Huenink and Leydon holds options to purchase up to 1,000 shares of the Company's Common Stock, all of which are exercisable and included in shares of the Company's Common Stock beneficially owned. Mr. Schiller exercised an option to purchase 1,000 shares of the Company's Common Stock in January 1998.

(15) Each of Messrs. MacLellan and Olbrych holds options to purchase up to 89,980 shares of the Company's Common Stock, 16,360 of which are exercisable and included in shares of the Company's Common Stock beneficially owned.

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  The Company's executive officers and directors and beneficial owners of more than 10% of its Common Stock are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Copies of those reports must also be furnished to the Company. Based solely on a review of the copies of reports furnished to the Company, and written representations that no other reports were required, the Company believes that during Fiscal 1997 no person who was a director, officer or greater than 10% beneficial owner of the Company's Common Stock failed to file on a timely basis all reports required by Section 16(a).

                           EXPENSES OF SOLICITATION

  The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses. All costs incurred with respect to the Annual Meeting will be borne by the Company.

          SUBMISSION OF STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

  Stockholder proposals intended to be presented at the 1999 annual meeting must be received by the Company on or before December 16, 1998 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. Any such proposal should be mailed to: Secretary, Mac-Gray Corporation, 22 Water Street, Cambridge, Massachusetts 02141.

                            INDEPENDENT ACCOUNTANTS

  The firm of Price Waterhouse LLP served as the Company's independent public accountants for Fiscal 1997 and will serve in such capacity for Fiscal 1998. A representative of Price Waterhouse LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

                                 OTHER MATTERS

  The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------
                             MAC-GRAY CORPORATION
--------------------------------------------------------------------------------

1. Election of Directors.

                                         For All       With-        For All
                                         Nominees      hold         Except
         PATRICK A. FLANAGAN               [_]         [_]           [_]
            JOHN P. LEYDON                 [_]         [_]           [_]

NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THAT NOMINEE'S NAME. YOUR SHARES SHALL BE VOTED FOR THE REMAINING NOMINEES.


2. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or at any adjournment(s) thereof.


Mark box at right if an address change or comment has been      [_]
noted on the reverse side of this card.

                                                  ------------------------------
Please be sure to sign and date this Proxy.        Date
--------------------------------------------------------------------------------


---------Stockholder sign here------------------------Co-owner sign here--------

DETACH CARD                                                          DETACH CARD


                             MAC-GRAY CORPORATION

Please take note of the important information pertaining to the Company and the election of its directors enclosed with this Proxy Ballot. Please take time to read the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders to be held on June 2, 1998.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Mac-Gray Corporation

                             MAC-GRAY CORPORATION

    PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 2, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING

The undersigned stockholder(s) of Mac-Gray Corporation, a Delaware corporation (the "Company"), hereby appoint(s) Mr. Stewart G. MacDonald and Mr. John S. Olbrych as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held on June 2, 1998 at 9:00 a.m. local time, at the Goodwin, Procter & Hoar LLP Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109 and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the meeting as a holder of common shares of the Company, par value $.01 per share (the "Shares"), held of record by the undersigned on April 10, 1998, and otherwise to represent the undersigned at the meeting with all powers of the undersigned as if the undersigned were present and voting the Shares. The Board of Directors of the Company recommends a vote FOR the election of the two nominees for director listed on the reverse of this proxy card. The undersigned acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE TWO NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE OF THIS PROXY CARD AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

--------------------------------------------------------------------------------
               PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                      PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees, custodians, and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If the stockholder is a corporation, the signature should be that of an authorized officer who should indicate his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?

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